August 29, 2002

                       SEGALL BRYANT & HAMILL MID CAP FUND
                         Series of Advisor Series Trust

                        Supplement and Shareholder Notice
                              dated August 29, 2002
                       to Prospectus dated August 29, 2002

Please note that until November 9, 2002, Orbitex Data Services, Inc. will continue to serve as transfer agent for your account(s) in the Fund. Effective November 9, 2002, however, U.S. Bancorp Fund Services, LLC will take over the transfer agency role for your account(s) in the Fund but your Fund operations will not be affected in any way. Until November 9, 2002, all correspondence, purchases by check and written redemption requests should be mailed to Orbitex Data Services, Inc. at the address noted below, and payment by wire transfer should be made according to the instructions below.

Correspondence, purchases by check and written redemption requests:

Segall Bryant & Hamill Mid Cap Fund
c/o Orbitex Data Services, Inc.
P.O. Box 542007
Omaha, NE 68154-1952

If you wish to send your account application and check or redemption request via overnight delivery services (such as FedEx), you should call the current Transfer Agent at (877) 829-8413.

Wire Instructions:

First National Bank of Omaha
Omaha, NE
ABA #104000016
Segall Bryant & Hamill Mid Cap Fund
DDA #11286003
Account Name (Shareholder Name)
Shareholder Account Number

Telephone Number:

The Transfer Agent's toll-free telephone number is (877) 829-8413, and should be used to direct any questions you have.